UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 13, 2017

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.
001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803

(A Missouri Corporation)

1200 Main Street

Kansas City, Missouri 64105

(816) 556-2200

NOT APPLICABLE

(Former name or former address,

if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720

(A Missouri Corporation)

1200 Main Street

Kansas City, Missouri 64105

(816) 556-2200

NOT APPLICABLE

(Former name or former address,

if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This combined Current Report on Form 8-K is being filed by Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L). KCP&L is a wholly-owned subsidiary of Great Plains Energy and represents a significant portion of its assets, liabilities, revenues, expenses and operations. Thus, all information contained in this report relates to, and is filed by, Great Plains Energy. Information that is specifically identified in this report as relating solely to Great Plains Energy, such as its financial statements and all information relating to Great Plains Energy’s other operations, businesses and subsidiaries, including KCP&L Greater Missouri Operations Company (GMO), does not relate to, and is not filed by, KCP&L. KCP&L makes no representation as to that information. Neither Great Plains Energy nor GMO has any obligation in respect of KCP&L’s debt securities and holders of such securities should not consider Great Plains Energy’s or GMO’s financial resources or results of operations in making a decision with respect to KCP&L’s debt securities. Similarly, KCP&L has no obligation in respect of securities of Great Plains Energy or GMO.

Item 8.01	Other Events

On June 15, 2017, Kansas City Power & Light Company (“KCP&L”) issued $300,000,000 aggregate principal amount of 4.20% Notes due 2047 (the “Notes”), pursuant to an Underwriting Agreement, dated June 13, 2017, among KCP&L, BNP Paribas Securities Corp. and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein. The Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement on Form S-3, as amended (333-202692-01) of KCP&L (the “Registration Statement”).

In connection with the issuance and sale of the Notes, KCP&L entered into the several agreements and other instruments listed in Item 9.01 of this Current Report on Form 8-K and filed as exhibits hereto. These exhibits are incorporated by reference into the Registration Statement.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement dated June 13, 2017 among KCP&L, BNP Paribas Securities Corp. and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein.

Exhibit 4.1	Supplemental Indenture No. 6 dated as of June 15, 2017 between KCP&L and The Bank of New York Mellon Trust Company, N.A., as trustee.

Exhibit 5.1	Opinion dated June 15, 2017 of Hunton & Williams LLP.

Exhibit 23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: June 15, 2017

GREAT PLAINS ENERGY INCORPORATED

/s/ Lori A. Wright
Lori A. Wright
Vice President – Corporate Planning, Investor Relations and Treasurer

KANSAS CITY POWER & LIGHT COMPANY

/s/ Lori A. Wright
Lori A. Wright
Vice President – Corporate Planning, Investor Relations and Treasurer

Exhibit Index

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement dated June 13, 2017 among KCP&L, BNP Paribas Securities Corp. and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein.

Exhibit 4.1	Supplemental Indenture No. 6 dated as of June 15, 2017 between KCP&L and The Bank of New York Mellon Trust Company, N.A., as trustee.

Exhibit 5.1	Opinion dated June 15, 2017 of Hunton & Williams LLP.

Exhibit 23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1).